                                                                  EXHIBIT 10.45

             FOURTH AMENDMENT TO GUARANTEE REIMBURSEMENT AGREEMENT


     This Fourth Amendment to Guarantee Reimbursement Agreement ("Amendment") dated as of November 12, 1992, is entered into by and between National Medical Enterprises, Inc., a Nevada corporation ("NME") and The Hillhaven Corporation, a Nevada corporation ("New Hillhaven").

                                    RECITALS

A. New Hillhaven and NME entered into that certain Guarantee Reimbursement Agreement, dated as of January 31, 1990 (as amended by that certain First Amendment to Guarantee Reimbursement Agreement, dated as of May 30, 1991, that certain Second Amendment to Guarantee Reimbursement Agreement, dated as of October 2, 1991, and that certain Third Amendment to Guarantee Reimbursement Agreement, dated as of April 1, 1992 ("the Third Amendment"), and as the same may be amended, restated, modified, supplemented, renewed or replaced from time to time, the "Reimbursement Agreement"), which provides, among other things, for the reimbursement by New Hillhaven of all Obligations (as defined in the Reimbursement Agreement) paid by NME. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Reimbursement Agreement.

B. Pursuant to that certain letter agreement, dated July 14, 1992, as modified by that certain letter dated August 4, 1992 from Timothy L. Pullen to Bruce Busby, and as further amended and modified by that certain letter agreement dated October 14, 1992 (collectively the "Letter Agreement"), NME and those subsidiaries of NME that are signatories to the Letter Agreement (the "NME Parties") agreed to sell to First Healthcare Corporation ("FHC"), a wholly owned subsidiary of New Hillhaven, and FHC and New Hillhaven agreed to purchase from the NME Parties, certain nursing facilities and retirement centers (collectively, referred to herein as the "Properties," and individually as a "Property") that FHC leases from certain of the NME Parties.

C. Certain of the Properties are currently subject to (1) third party financing (individually, an "Existing Debt") or (2) a master lease superior and prior to the Lease (individually, a "Master Lease"). In conjunction with FHC's acquisition of the Properties pursuant to the Letter Agreement referenced in Recital B above, FHC shall assume certain Existing Debt and Master Leases covering such Properties (respectively referred to herein as the "Assumed Existing Debt" and the "Assumed Master Leases"). The Assumed Existing Debt and the Assumed Master Leases applicable to such Properties being acquired by FHC are described in Schedule A attached hereto.

D. NME is unwilling to permit FHC to assume any such Existing Debt or Master Lease unless New Hillhaven agrees to guaranty the payment and performance of such Assumed Existing Debt and Assumed Master Lease, to the extent that NME or any subsidiary or affiliate of NME remains primarily or contingently liable for such Assumed Existing Debt or Assumed Master Lease. In accordance with the
Letter Agreement, New Hillhaven agreed to guarantee such Assumed Existing Debt and Assumed Master Leases as "Obligations" under and as defined in the Reimbursement Agreement.
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E.  New Hillhaven and NME desire to amend the Reimbursement Agreement to add the
Assumed Existing Debt and the Assumed Master Leases, to the extent NME or any subsidiary or affiliate of NME shall remain primarily or contingently liable therefor, as Obligations under the Reimbursement Agreement.

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend, modify and supplement the Reimbursement Agreement as follows:

                                   AGREEMENT



1.  Assumed Obligations.  To the extent NME or any subsidiary or affiliate of
    --------------------
NME remains primarily or contingently liable therefor, the Assumed Existing Debt and the Assumed Master Leases as described in Schedule A attached hereto are hereby added as, and shall be deemed to be, "Obligations" under (and as defined in) the Reimbursement Agreement, and all terms, covenants and conditions of the Reimbursement Agreement, except as expressly provided in Paragraph 2 below, shall apply to such Assumed Existing Debt and Assumed Master Leases.

2.  No Guaranty Fee.  The guaranty fee provisions of Section 2 of the
    ----------------
Reimbursement Agreement and the guaranty fee provisions contained in Paragraph 2 of the Third Amendment shall not apply to either (a) the Assumed Existing Debt described in Schedule A attached hereto or (b) the Assumed Master Leases described in Schedule A attached hereto. The principal amount of the Assumed Existing Debt and Assumed Master Leases described in Schedule A attached hereto shall not be included as part of the outstanding Obligations under Section 2(c)(i) of the Reimbursement Agreement for the purposes of calculating the guaranty fee referred to in Section 2 of the Reimbursement Agreement.

3.  Effect on Reimbursement Agreement.  Except as expressly amended by this
    ----------------------------------
Amendment, all of the terms and conditions of the Reimbursement Agreement shall remain in full force and effect. Without limiting the generality of the foregoing, the parties specifically agree that, except with respect to the Assumed Existing Debt and the Assumed Master Leases described in Schedule A hereto, the terms and provisions of Paragraph 2 of the Third Amendment shall remain fully applicable to all Assumed Existing Debt and Assumed Master Leases as provided in the Third Amendment.

4.  Captions.  The captions and headings used herein are for the convenience of
    ---------
reference and shall not be construed in any manner to limit or modify any of the terms hereof.

5.  Governing Law.  This Amendment shall be governed by and construed in
    --------------
accordance with the laws of the State of California.

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6.   Counterparts.  This Amendment may be executed in counterparts, each of
     -------------
which shall be an original, but all of which together shall constitute but one and the same instrument.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the date first set forth above.


                                            NATIONAL MEDICAL ENTERPRISES, INC.


                                            By:    [SIGNATURE NOT LEGIBLE]
                                                -----------------------------
                                            Title: [SIGNATURE NOT LEGIBLE]
                                                  ---------------------------

                                            THE HILLHAVEN CORPORATION


                                            By:    [SIGNATURE NOT LEGIBLE]
                                                -----------------------------
                                            Title: [SIGNATURE NOT LEGIBLE]
                                                  ---------------------------
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                                  SCHEDULE A
                              ASSUMED OBLIGATIONS



ASSUMED LEASES
--------------

Facility 525:  Orange, CA:    Lease dated June 11, 1962, by and between Mary G.
                              Newcom, Richard B. Newcom and Mary Beth Potter
                              Querfurth, as lessor, and Orange Square
                              Development Corporation, as original lessee, recorded June 29, 1962 in Book 6162, Page 162,
                              Official Records, Orange County, California. The interest of lessee has since been assigned to Hillhaven, Inc., a Delaware corporation, by merger of H.H. of Orange, Inc., a California corporation, recorded May 12, 1964 in Book 7040, Page 501 of
                              Official Records of Orange County, California.


Facility 781:  Bashford, KY:  Lease dated February 13, 1962 by and between
                              Cesare Bertoli and Kathleen H. Bertoli, as lessor, and Extendicare of Kentucky, Inc., a Kentucky corporation, as tenant, successor-in-interest to Heritage House Nursing and Convalescent Care, Inc. (formerly known as Wendav, Inc., a Kentucky corporation). Tenant's interest assigned to H.H. Holding Co., Inc., (now known as NME Property Holding Co., Inc.) a Delaware corporation, as successor by merger to NHE/Kentucky, Inc., a Kentucky corporation, by an Assignment of Lease dated August 28, 1972.


Facility 804: Birmingham, AL: Lease dated July 3, 1969, by and between St.
                              Vincent's Hospital, as lessor, and Medicenters of America, Inc., as original lessee. NME Properties Corp.; formerly known as The Hillhaven Corporation, a Tennessee corporation, is the successor in interest to Medicenters of America, Inc.


Facility 824:  Mobile, AL:    Lease dated November 30, 1966, by and between
                              Earl B. Wert and Ellen R. Wert, as lessors, and
                              Medicenters of America, Inc., as lessee, recorded in Real Property Book 779, Page 946 and Addendum to Lease, dated October 13, 1967, recorded in Real
                              Property Book 788, Page 193. NME Properties Corp., formerly known as The Hillhaven Corporation, a Tennessee corporation, is the successor in interest to Medicenters of America, Inc.

                                  SCHEDULE A
                              ASSUMED OBLIGATIONS


ASSUMED EXISTING DEBT
---------------------

Facility 160: First Hill, WA:  Promissory Note, dated July 1, 1984, executed by
                               Hillhaven, Inc. in favor of Villa Care, Inc. in the original sum of $5,875,572.99, only a portion of which is being assumed by FHC. The assumed portion of the Promissory Note allocable to Facility 160 (i.e., the Assumed Existing Debt) is approximately $26,677.21. The Promissory Note represents an obligation relating to several properties and is secured by a Deed of Trust on the subject Property.

Facility 560: Franklin
               Woods, OH:      Loan Agreement dated as of October 1, 1984
                               between NME Properties Corp. (formerly known as
                               The Hillhaven Corporation), a Tennessee
                               corporation (as the assignee of First Healthcare
                               Corporation pursuant to an Assignment and Assumption of Loan Agreement dated as of January
                               25, 1990, as successor in interest to franklin
                               Woods Associates and the County of Franklin, Ohio
                               (the "Issuer")); Promissory Note dated as of
                               October 1, 1984, in favor of the Issuer in the sum of $2,700,000 (with an outstanding balance of $2,330,000), secured by an Open-End Mortgage and Security Agreement.

Facility 570: Pickerington, OH:

                               Loan Agreement between NME Properties Corp.
                               (formerly known as The Hillhaven Corporation), a Tennessee corporation (as the assignee of First Healthcare Corporation pursuant to the Assignment and Assumption of Loan Agreement dated as of January 25, 1990, as successor in interest to Pickerington Health Care Center, Inc. and the County of Fairfield, Ohio (the "Issuer")) dated as of November 1, 1983; Promissory Note dated as of October 1, 1984, in favor of the Issuer in the sum of $2,700,000 (with an outstanding balance of $2,225,000), secured by an Open-End Mortgage and Security Agreement.

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